Securian Funds Trust

Supplement dated January 2, 2014 to the Prospectus of Securian Funds Trust dated May 1, 2013

The text on page 37, under the caption “Advantus Real Estate Securities Fund: Management,” is replaced by the following:

Advantus Real Estate Securities Fund: Management

The Advantus Real Estate Securities Fund is advised by Advantus Capital Management, Inc. (Advantus Capital). The following individuals serve as the Fund’s primary portfolio managers:

Name and Title	Primary Manager Since
Matthew K. Richmond Vice President and Portfolio Manager, Real Estate Securities Advantus Capital	January 2, 2014
Lowell R. Bolken Vice President and Portfolio Manager, Advantus Capital	January 13, 2006

The text relating to Advantus Real Estate Securities Fund on page 71, under the caption “Portfolio Managers,” is replaced by the following:

Portfolio Managers

Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
Advantus Real Estate Securities	Matthew K. Richmond Vice President and Portfolio Manager, Real Estate Securities Advantus Capital	January 2, 2014	Vice President and Portfolio Manager, Real Estate Securities, Advantus Capital, since December 2013; Portfolio Manager, Principal Real Estate Investors, 2008 to December 2013
	Lowell R. Bolken Vice President and Portfolio Manager, Advantus Capital	January 13, 2006	Associate Portfolio Manager September 2005 to March 2012, Vice President and Portfolio Manager since March 2012, Advantus Capital

Please retain this supplement for future reference.

F80485 1-2014